[PHOTO APPEARS HERE]




                                                               February 1, 1996
Dear Shareholder:

  The Zweig Total Return Fund's net asset value increased 17.7%, including $0.84 in reinvested distributions, for the year ended December 31, 1995.

  During the fourth quarter of 1995 the Fund's net asset value gained 4.1%, including $0.21 in distributions.

  Our average exposure was approximately 87% for the fourth quarter and 67% for the entire year.

  In retrospect, I wish we had been somewhat more invested earlier in the year. However, my job is to protect against bear markets. Since my indicators were negative, I was very cautious and this is reflected in our performance. You may recall that the Federal Reserve tightened in December of 1994 and again in February of 1995. I never like to fight the Fed -- which is one rea-son we were under-invested. I was protected against undue risk, but this time the risk did not pan out. Statistically, if you fight the Fed you are wrong perhaps seven times out of ten. It is always important to remain flexible to meet changing market conditions. As bonds rallied and stocks followed, we in-creased our exposure. Our research continued to keep us in gear with the mar-kets. We kept raising our exposure and are currently at a combined total of 94% in bonds and stocks.

                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund an-nounced a distribution of $0.07 per share payable on January 10, 1996 to shareholders of record December 29, 1995. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January dis-tribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Our total distribution to shareholders for tax purposes in 1995 was $0.84. Of this amount, $0.78 was ordinary income (net investment income of $0.39 and net short-term capital gains of $0.39) and $0.06 is a long-term cap-ital gain. The latest distribution brings the Fund's payout since inception in September 1988 to $6.70.

  If a shareholder had invested $10,000 (1,000 shares) at the Fund's Initial Public Offering in September 1988, the market value of these holdings, includ-ing distributions, would have appreciated to $17,586 (2,039 shares) as of De-cember 31, 1995.

                                MARKET OUTLOOK

  Our bond holdings at this writing are at 62% compared with 57% at the end of the third quarter. Since our fully invested position for bonds would be about 62 1/2%, this means that the bond portion of our Fund is fully invested.

  The increased exposure reflects the dramatic turnaround in the bond market during 1995. After a dismal 1994 which saw the Lehman

Brothers Government Bond Index fall 3.4%, its worst performance in more than a decade, the Index rallied 18.3% for all of 1995. Overall, bonds achieved their best performance since 1925.

  Last year's strong market was fueled by weaker-than-expected economic condi-tions, which tend to be positive for bonds. The rally began early in 1995 as the economy showed signs of slowing and continued through the spring. When the Federal Reserve eased interest rates in July, the way was paved for continued market strength and a final Fed rate cut came in December.

  At this writing, the readings of our bond model are the most bullish since 1993, which was a banner year for bonds. Among economic indicators, consumer confidence, the Commodity Research Bureau's Price Index, the purchasing manag-ers' index, and commodity prices such as crude oil, copper, and lumber all continue on the favorable side. Less favorable are the flat yield curve and higher gold prices.

  There are always positives and negatives. Right now I think the positives outweigh the negatives. However, I would like to emphasize that the readings of our bond model can change quickly. As always, I will remain flexible and adjust our exposure as conditions warrant.

  Our equity holdings are at 32%, little changed from the 31% position at the end of the third quarter. With full investment in stocks at 37 1/2% for our Fund, we are presently at about 85% of a full position (32%/37 1/2%). This re-flects the current largely positive readings of our stock market indicators.

                             PORTFOLIO COMPOSITION

  In line with our investment policy guidelines, all of our bonds are U.S. Government obligations. The average duration of the bond portion of the Fund is 7 years. This is significantly greater than the average bond fund's dura-tion of 5 years.

  Since July 5, 1995, Carlton Neel has been responsible for the implementation of our bond investment policy. He also serves as portfolio manager of two of our open-end funds--Zweig Managed Assets and Government Securities Series. Prior to joining us, he was a Vice President with J.P. Morgan & Co., Inc.

  As has been the case since the beginning of 1995, the majority of our stocks are selected on the basis of a proprietary computer-driven stock-picking model that employs various criteria to rank the most liquid stocks with the highest dividend rates.

  Generally speaking, our positions in oil, utilities, telecommunications, aerospace, and chemicals increased during the fourth quarter, while holdings declined in paper and forest products, manufacturing, and banking.

  Oil continues to be our leading industry group followed closely by utili-ties. Other top-ranking categories include chemicals, paper and forest prod-ucts, telecommunications, and aerospace.

  One of our largest individual positions is Sprint, a significant factor in domestic and international telecommunications. We also increased our position in telecommunications with the purchase of Telefonica de Espana in the fourth quarter.

  Other leading individual positions include: Alcoa, Mobil, Burlington North-ern Santa Fe, du Pont, Xerox, Atlantic Richfield, British Petroleum and GTE.

Sincerely,

/s/ Martin E. Zweig

Martin E. Zweig, Ph.D.
Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1995

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
Common Stocks                                     29.94%
Aerospace & Defense                                1.95%
  Gencorp, Inc. ........................................  10,700   $    131,075
  Lockheed Martin Corp. ................................  30,608      2,418,032
  Northrop Grumman Corp. ...............................  38,600      2,470,400
  Raytheon Co. .........................................  23,200      1,096,200
  Rockwell International Corp. .........................  51,300      2,712,488
  Sunstrand Corp. ......................................   2,600        182,975
  Textron, Inc. ........................................  20,200      1,363,500
  Thiokol Corp. ........................................   2,800         94,850
  United Technologies Corp. ............................  22,800      2,163,150
                                                                   ------------
                                                                     12,632,670
                                                                   ------------
Automotive                                         0.36%
  General Motors Corp. .................................  44,000      2,326,500
                                                                   ------------
Banks                                              1.50%
  Bank of Boston Corp. .................................  14,500        670,625
  BankAmerica Corp. ....................................  43,100      2,790,725
  Chemical Banking Corp. ...............................  41,200      2,420,500
  Citicorp..............................................  43,100      2,898,475
  Republic New York Corp. ..............................  14,500        900,813
                                                                   ------------
                                                                      9,681,138
                                                                   ------------
Chemicals                                          2.60%
  ARCO Chemical Co. ....................................  12,400        602,950
  Dow Chemical Co. .....................................  34,100      2,399,788
  du Pont (E.I.) de Nemours & Co. ......................  48,000      3,354,000
  Eastman Chemical Co. .................................  42,700      2,674,087
  Goodrich (B.F.) & Co. ................................  17,600      1,199,000
  Imperial Chemical Industries Plc, ADR.................  20,300        949,025
  Lyondell Petrochemical Co. ...........................  56,800      1,299,300
  Olin Corp. ...........................................  20,400      1,514,700
  Union Carbide Corp. ..................................  76,300      2,861,250
                                                                   ------------
                                                                     16,854,100
                                                                   ------------
Conglomerates                                      0.50%
  Xerox Corp. ..........................................  23,800      3,260,600
                                                                   ------------
Construction & Farm Equipment                      0.24%
  Deere & Co. ..........................................  43,500      1,533,375
                                                                   ------------

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               DECEMBER 31, 1995

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
Consumer Durables                                  0.30%
  Goodyear Tire & Rubber Co. ...........................  36,000   $  1,633,500
  Outboard Marine Corp. ................................   3,200         65,200
  SPX Corp. ............................................   4,000         63,500
  Toro Co. .............................................   4,800        157,800
                                                                   ------------
                                                                      1,920,000
                                                                   ------------
Finance & Financial Services                       0.28%
  American Bankers Insurance Group, Inc. ...............  14,000        561,600
  Fremont General Corp..................................   5,800        213,150
  GATX Corp. ...........................................   8,700        423,038
  PHH Corp. ............................................  10,000        467,500
  Quick & Reilly Group, Inc. ...........................   7,600        155,800
                                                                   ------------
                                                                      1,821,088
                                                                   ------------
Food & Beverage                                    0.28%
  Adolph Coors Co., Class B.............................  12,000        265,500
  Michael Foods, Inc. ..................................   2,900         33,712
  Unilever N.V. ........................................  10,600      1,491,950
                                                                   ------------
                                                                      1,791,162
                                                                   ------------
Healthcare                                         0.32%
  Baxter International, Inc. ...........................  36,000      1,507,500
  McKesson Corp. .......................................  11,100        561,938
                                                                   ------------
                                                                      2,069,438
                                                                   ------------
Investment Companies                               0.81%
  Alliance Global Environment Fund......................  13,000        131,625
  Blue Chip Value Fund, Inc. ...........................  16,500        125,812
  Clemente Global Growth Fund, Inc. ....................  13,100        109,712
  Emerging Germany Fund, Inc. ..........................  14,500        105,125
  Emerging Markets Infrastructure Fund, Inc. ...........  22,100        232,050
  First Australia Fund, Inc. ...........................   4,500         37,125
  France Growth Fund, Inc. .............................  26,100        257,738
  Gabelli Equity Trust, Inc. ...........................  23,400        219,375
  Gabelli Global Multimedia Trust Fund..................   8,700         58,725
  Global Health Sciences Fund, Inc. ....................  28,900        480,462
  Growth Fund Spain, Inc. ..............................  10,100        108,575
  India Growth Fund, Inc. ..............................   2,900         37,337
  John Hancock Bank & Thrift Opportunity Fund...........  15,800        389,075

                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
Investment Companies--(Continued)
  Korean Investment Fund, Inc. ..........................   7,200   $    72,900
  Liberty All-Star Growth Fund, Inc. ....................  20,200       189,375
  Morgan Stanley Asia-Pacific Fund, Inc. ................  14,500       193,938
  New Age Media Fund, Inc. ..............................  17,300       257,338
  Pilgrim Regional Bank Shares, Inc. ....................  11,600       149,350
  Preferred Income Fund, Inc. ...........................   7,300        98,550
  Royce Value Trust, Inc. ...............................   7,560        90,720
  Salomon Brothers Fund, Inc. ...........................  28,900       386,538
  Scudder New Europe Fund, Inc. .........................  21,700       246,838
  Templeton China World Fund, Inc. ......................   7,300        77,562
  Templeton Dragon Fund, Inc. ...........................  18,800       251,450
  Swiss Helvetia Fund, Inc. .............................  24,600       522,750
  Tri-Continental Corp. .................................  18,800       425,350
                                                                    -----------
                                                                      5,255,395
                                                                    -----------
Manufacturing                                       1.44%
  Avery Dennison Corp. ..................................  16,800       842,100
  Crane Co. .............................................   7,100       261,812
  Dana Corp. ............................................  33,500       979,875
  Duriron, Inc. .........................................   8,900       208,038
  Gleason Corp. .........................................  10,100       328,250
  Harsco Corp. ..........................................   5,800       337,125
  Johnson Controls, Inc. ................................  10,400       715,000
  Kennametal, Inc. ......................................  26,000       825,500
  Parker-Hannifin Corp. .................................  48,500     1,661,125
  Timken Co. ............................................  28,300     1,082,475
  TRW, Inc. .............................................  27,300     2,115,750
                                                                    -----------
                                                                      9,357,050
                                                                    -----------
Metals & Mining                                     1.79%
  Aluminum Company of America............................  64,800     3,426,300
  Cyprus Amax Minerals Co. ..............................  59,900     1,564,888
  Lukens, Inc. ..........................................   7,100       204,125
  Phelps Dodge Corp. ....................................  39,100     2,433,975
  Reynolds Metals Co. ...................................  43,500     2,463,187
  USX-U.S. Steel Group...................................  48,500     1,491,375
                                                                    -----------
                                                                     11,583,850
                                                                    -----------

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               DECEMBER 31, 1995

                                                         NUMBER OF    VALUE
                                                          SHARES     (NOTE 1)
                                                         --------- ------------
Oil & Oil Services                                 5.71%
  Amoco Corp. ..........................................   30,000  $  2,156,250
  Atlantic Richfield Co. ...............................   27,900     3,089,925
  British Petroleum Co., Plc, ADR.......................   29,200     2,982,050
  Chevron Corp. ........................................   42,400     2,226,000
  Elf Aquitaine, ADR....................................   42,000     1,543,500
  Exxon Corp. ..........................................   35,700     2,860,463
  Halliburton Co. ......................................   51,700     2,617,312
  Helmerich & Payne, Inc. ..............................    9,900       294,525
  Kerr-McGee Corp. .....................................   56,700     3,600,450
  Louisiana Land & Exploration Co. .....................   28,900     1,239,087
  Mobil Corp. ..........................................   30,500     3,416,000
  Nova Corp. ...........................................   28,400       227,200
  Occidental Petroleum Corp. ...........................  110,100     2,353,388
  Repsol S.A., ADR......................................   65,900     2,166,463
  Sun, Inc. ............................................   57,400     1,571,325
  Tidewater, Inc. ......................................   91,100     2,869,650
  USX-Marathon Group, Inc. .............................   90,200     1,758,900
                                                                   ------------
                                                                     36,972,488
                                                                   ------------
Paper & Forest Products                            2.49%
  Bowater, Inc. ........................................   28,700     1,018,850
  Chesapeake Corp. .....................................    5,800       171,825
  Consolidated Papers, Inc. ............................   18,900     1,060,762
  Federal Paper Board Co., Inc. ........................   30,000     1,556,250
  Glatfelter (P.H.) & Co. ..............................    6,900       118,163
  International Paper Co. ..............................   59,500     2,253,563
  James River Corp. of Virginia.........................   45,500     1,097,687
  Longview Fibre Co. ...................................    3,000        48,750
  Mead Corp. ...........................................   31,300     1,635,425
  Potlatch Corp. .......................................    8,700       348,000
  Sonoco Products Co. ..................................   44,600     1,170,750
  Westvaco Corp. .......................................   56,450     1,566,487
  Weyerhaeuser Co. .....................................   51,400     2,223,050
  Willamette Industries, Inc. ..........................   33,200     1,867,500
                                                                   ------------
                                                                     16,137,062
                                                                   ------------
Retail Trade & Services                            0.15%
  CPI Corp. ............................................    7,100       113,600
  Giant Food, Inc., Class A.............................    9,800       308,700
  Ross Stores, Inc. ....................................   28,900       552,712
                                                                   ------------
                                                                        975,012
                                                                   ------------

                                                        NUMBER
                                                          OF          VALUE
                                                        SHARES       (NOTE 1)
                                                        -------    ------------
Technology                                        1.29%
  Applied Materials, Inc. .............................  11,600(a) $    456,750
  Dell Computer Corp. .................................  20,400(a)      706,350
  Digital Equipment Corp. .............................  29,100(a)    1,866,038
  Harris Corp. ........................................  36,500       1,993,812
  Intel Corp. .........................................  14,200       1,302,850
  International Business Machines Corp. ...............  12,800         726,400
  Microsoft Corp. .....................................  14,600(a)    1,281,150
                                                                   ------------
                                                                      8,333,350
                                                                   ------------
Telecommunications                                2.21%
  Cable & Wireless Ltd. Co., ADR.......................  41,000         866,125
  Cincinnati Bell, Inc. ...............................  28,700         997,325
  GTE Corp. ...........................................  67,500       2,970,000
  NYNEX Corp. .........................................  54,900       2,964,600
  Sprint Corp. ........................................ 101,700       4,055,287
  Telefonica de Espana, S.A., ADS......................  58,400       2,445,500
                                                                   ------------
                                                                     14,298,837
                                                                   ------------
Textiles                                          0.03%
  Guilford Mills, Inc. ................................   1,700          34,637
  Interface, Inc., Class A.............................   9,400         159,800
                                                                   ------------
                                                                        194,437
                                                                   ------------
Transportation                                    1.03%
  Atlantic Southeast Airlines, Inc. ...................  33,900         728,850
  Burlington Northern Santa Fe Corp. ..................  43,500       3,393,000
  CSX Corp. ...........................................  56,400       2,573,250
                                                                   ------------
                                                                      6,695,100
                                                                   ------------
Utilities--Electric & Natural Gas                 4.66%
  Baltimore Gas & Electric Co. ........................  20,600         587,100
  CINergy Corp. .......................................  56,200       1,721,125
  Detroit Edison Co. ..................................  32,500       1,121,250
  DQE, Inc. ...........................................  34,350       1,056,263
  Eastern Enterprises..................................  10,500         370,125
  FPL Group, Inc. .....................................  45,200       2,096,150
  General Public Utilities Corp. ......................  37,800       1,285,200
  Illinova Corp. ......................................  30,600         918,000
  MCN Corp. ...........................................  23,400         544,050
  New England Electric Systems, Inc. ..................  13,000         515,125
  New York State Electric & Gas Co. ...................  43,800       1,133,325

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               DECEMBER 31, 1995

                                                     NUMBER OF
                                                  SHARES/PRINCIPAL    VALUE
                                                       AMOUNT        (NOTE 1)
                                                  ---------------- ------------
Utilities--Electric & Natural Gas--(Continued)
  NIPSCO Industries, Inc. .......................        26,000    $    994,500
  Noram Energy Corp. ............................        81,800         725,975
  Northeast Utilities Corp. .....................        21,700         528,937
  ONEOK, Inc. ...................................         6,100         139,537
  Pacific Enterprises............................        72,100       2,036,825
  Panhandle Eastern Corp. .......................        99,500       2,773,562
  PECO Energy Co. ...............................        37,500       1,129,688
  Pinnacle West Capital Corp. ...................        21,700         623,875
  Portland General Corp. ........................        85,600       2,493,100
  PP&L Resources, Inc. ..........................        24,600         615,000
  Public Service Co. of Colorado.................        15,200         537,700
  Rochester Gas & Electric Corp. ................        18,800         425,350
  San Diego Gas & Electric Co. ..................        36,200         859,750
  Southwest Gas Corp. ...........................        25,000         440,625
  Tenneco, Inc. .................................        23,200       1,151,300
  Transcanada Pipelines Ltd. ....................        50,900         699,875
  Unicom Corp. ..................................        73,100       2,394,025
  United Illuminating Co. .......................         6,500         242,938
                                                                   ------------
                                                                     30,160,275
                                                                   ------------
    Total Common Stocks (Cost $175,822,995).......................  193,852,927
                                                                   ------------
United States Government & Agency
 Obligations                               54.59%
  Federal Home Loan Mortgage Corp., 7.61%,
   9/1/2004......................................   $ 4,000,000       4,100,400
  Federal National Mortgage Association, 6.48%,
   2/18/2004.....................................     4,000,000       4,039,808
  Federal National Mortgage Association, 6.90%,
   3/10/2004.....................................     4,600,000       4,654,915
  Federal National Mortgage Association, 6.85%,
   4/5/2004......................................    10,385,000      11,008,567
  Federal National Mortgage Association, 7.60%,
   4/14/2004.....................................     6,810,000       6,954,958
  United States Treasury Bonds, 8.125%,
   8/15/2019.....................................    19,000,000      23,898,428
  United States Treasury Bonds, 7.50%,
   11/15/2024....................................    12,100,000      14,538,888
  United States Treasury Bonds, 7.625%,
   2/15/2025.....................................    34,200,000      41,798,761
  United States Treasury Notes, 4.625%, 2/15/96..     2,640,000       2,641,650
  United States Treasury Notes, 6.125%, 5/15/98..    34,000,000      34,680,000
  United States Treasury Notes, 6.125%,
   7/31/2000.....................................    65,000,000      66,950,000
  United States Treasury Notes, 6.250%,
   8/31/2000.....................................    48,000,000      49,694,928
  United States Treasury Notes, 7.50%, 2/15/2005.    53,000,000      60,171,483
  United States Treasury Notes, 6.50%, 5/15/2005.    26,600,000      28,353,898
                                                                   ------------
    Total United States Government & Agency Obligations
     (Cost $339,227,021)..........................................  353,486,684
                                                                   ------------

                                                      PRINCIPAL      VALUE
                                                       AMOUNT       (NOTE 1)
                                                     -----------  ------------
Short-Term Investments                        15.69%
  Abbott Laboratories, Inc., 5.62%, 1/9/96.......... $18,000,000  $ 17,977,520
  Anheuser Busch Capital Corp., 5.80%, 1/2/96.......  10,000,000     9,998,389
  Bellsouth Capital Corp., 5.65%, 1/12/96...........   4,100,000     4,092,922
  Met Life Funding, Inc., 5.77%, 1/8/96.............  16,000,000    15,982,049
  Pfizer, Inc., 5.65%, 1/12/96......................   4,000,000     3,993,094
  Philip Morris Capital Corp., 5.62%, 1/3/96........  12,000,000    11,996,253
  Philip Morris Capital Corp., 5.95%, 1/4/96........   3,200,000     3,198,413
  Raytheon Co., 5.93%, 1/15/96......................  10,000,000     9,993,411
  Sara Lee Corp., 5.80%, 1/2/96.....................   9,000,000     8,998,550
  Xerox Credit Corp. 5.85%, 1/4/96..................  15,400,000    15,392,493
                                                                  ------------
    Total Short-Term Investments (Cost $101,623,094)............   101,623,094
                                                                  ------------
Total Investments (Cost $616,673,110)...............      100.22%  648,962,705
Liabilities, in excess of Cash and Other Assets.....       (0.22)   (1,439,290)
                                                     -----------  ------------
Net Assets (Equivalent to $8.63 per share based on
 75,052,657 shares of capital stock outstanding)....      100.00% $647,523,415
                                                     ===========  ============

--------
(a) Non-income producing security.

   For Federal income tax purposes, the tax basis of investments owned at December 31, 1995 was $616,775,278 and unrealized appreciation on investments consisted of:

      Gross unrealized appreciation................................ $33,990,477
      Gross unrealized depreciation................................  (1,803,050)
                                                                    -----------
      Net unrealized appreciation.................................. $32,187,427
                                                                    ===========


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
  Investments, at value (identified cost $616,673,110).............. $648,962,705
  Cash..............................................................    1,004,803
  Dividends and interest receivable.................................    7,589,567
  Deposit at broker for short sales.................................    1,113,792
  Prepaid expense...................................................       39,357
                                                                     ------------
    Total Assets....................................................  658,710,224
                                                                     ------------
LIABILITIES:
  Payable for investments purchased.................................   10,457,077
  Accrued advisory fees (Note 3)....................................      381,489
  Other accrued expenses............................................      348,243
                                                                     ------------
    Total Liabilities...............................................   11,186,809
                                                                     ------------
NET ASSETS.......................................................... $647,523,415
                                                                     ============
NET ASSET VALUE, PER SHARE:
 ($647,523,415 / 75,052,657 shares outstanding--Note 4).............        $8.63
                                                                     ============
Net Assets consist of:
  Capital paid-in................................................... $614,856,958
  Undistributed net realized gain on investments....................      376,862
  Net unrealized appreciation on investments........................   32,289,595
                                                                     ------------
                                                                     $647,523,415
                                                                     ============


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

Investment Income:
  Income:
    Interest...................................................... $ 30,418,192
    Dividends.....................................................    4,794,648
                                                                   ------------
      Total Income................................................   35,212,840
                                                                   ------------
Expenses:
    Investment advisory fees (Note 3).............................    4,330,481
    Administration fees (Note 3)..................................      980,778
    Custodian fees (Note 3).......................................      123,728
    Transfer agent fees (Note 3)..................................      504,794
    Printing and postage expenses.................................      482,004
    Professional fees (Note 3)....................................       85,175
    Directors' fees and expenses (Note 3).........................       51,752
    Miscellaneous.................................................      248,603
                                                                   ------------
      Total Expenses..............................................    6,807,315
                                                                   ------------
        Net Investment Income.....................................   28,405,525
                                                                   ------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments (Note 2):
    Securities transactions.......................................   34,421,790
    Futures transactions..........................................    2,538,012
                                                                   ------------
        Net realized gain on investments..........................   36,959,802
                                                                   ------------
  Increase in unrealized appreciation on investments..............   34,955,020
                                                                   ------------
    Net realized and unrealized gain on investments...............   71,914,822
                                                                   ------------
    Net increase in net assets resulting from operations.......... $100,320,347
                                                                   ============

                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31
                                                    --------------------------
                                                        1995          1994
                                                    ------------  ------------
Increase (Decrease) in Net Assets:
  Operations:
    Net investment income.......................... $ 28,405,525  $ 20,508,150
    Net realized gain (loss) on investments........   36,959,802    (2,816,932)
    Increase (decrease) in unrealized appreciation
     on investments................................   34,955,020   (28,372,064)
                                                    ------------  ------------
      Net increase (decrease) in net assets
       resulting from operations...................  100,320,347   (10,680,846)
                                                    ------------  ------------
  Dividends and distributions to shareholders from:
    Net investment income..........................  (28,405,525)  (20,511,580)
    Net realized gains on investments..............  (33,688,432)          --
    Capital paid-in................................          --    (41,496,881)
                                                    ------------  ------------
      Total dividends and distributions to
       shareholders................................  (62,093,957)  (62,008,461)
                                                    ------------  ------------
  Capital share transactions:
    Net asset value of shares issued to
     shareholders in reinvestment of dividends from
     net investment income, and distributions from
     net realized gains and capital paid-in (Note
     4)............................................   17,638,187    15,831,986
                                                    ------------  ------------
  Net increase (decrease) in net assets............   55,864,577   (56,857,321)
Net Assets:
  Beginning of year................................  591,658,838   648,516,159
                                                    ------------  ------------
  End of year...................................... $647,523,415  $591,658,838
                                                    ============  ============


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1995

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 A. Portfolio Valuation

  Portfolio securities (including stock options and short sales) which are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed by the Investment Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased, are valued at amortized cost. Futures and options thereon which are traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available, and other assets, if any, are valued at fair market value as determined in good faith by or under the direction of the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred.

                       THE ZWEIG TOTAL RETURN FUND, INC.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  The Fund may purchase and sell interest rate, stock index and other futures contracts based upon other financial instruments, and the Fund may purchase and sell stock index options, for hedging purposes. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund engages in a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In addition to the short sales described above, the Fund may make short sales "against the box." A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a gain. Any gain will be decreased, and any incurred loss increased, by the amount of transaction costs. Dividends or interest which the Fund may have to pay in connection with such short sales are recorded as expenses. While the short sales are outstanding, the Fund pledges cash and securities to cover its margin requirements. At December 31, 1995, cash of $1,113,792 was on deposit in an interest-bearing account with a broker to cover any short sales the Fund may enter into.

 E. Federal Income Tax

  The Fund has elected to qualify and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 F. Dividends and Distributions to Shareholders

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole.

NOTE 2--PORTFOLIO TRANSACTIONS

  During the year ended December 31, 1995, the Fund entered into purchase and sale transactions excluding short term investments and futures transactions as follows:

      Cost of Purchases............................................ $908,760,837
                                                                    ============
      Proceeds from Sales.......................................... $725,906,003
                                                                    ============

NOTE 3--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

  a) Investment Advisory Fees: The Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser, Zweig Total Return Advisors, Inc., and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. Certain directors and officers of the Fund are also directors and officers of the Investment Adviser.

  For the services provided by the Investment Adviser under the Advisory Agreement, the Fund pays the Investment Adviser a monthly fee equal, on an annual basis, to 0.70 of 1% of the Fund's average daily net assets. During the year ended December 31, 1995, the Fund accrued advisory fees of $4,330,481.

  b) Administration Fees: Since August 1, 1995, Zweig/Glaser Advisers (the "Administrator") has served as the Fund's administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13 of 1% of the Fund's average daily net assets. During the period August 1, 1995 to December 31, 1995, the Fund accrued administration fees of $345,212.

                       THE ZWEIG TOTAL RETURN FUND, INC.

  During the period May 6, 1994 to July 31, 1995, The Shareholder Services Group, Inc. ("TSSG") served as the Fund's Administrator and received fees equal, on an annual basis, to 0.18 of 1% of the Fund's average daily net assets. During the period January 1, 1995 to July 31, 1995, TSSG received administration fees of $635,566. TSSG continues to serve as the Fund's transfer agent.

  Prior to May 6, 1994, The Boston Company Advisors, Inc., an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"), served as the Fund's Administrator. Boston Safe Deposit and Trust Company, also an indirect wholly-owned subsidiary of Mellon, serves as the Fund's custodian.

  c) Directors Fees: The Fund pays each Director who is not an interested person of the Fund or the Investment Adviser a fee of $8,000 per year plus $1,000 per Directors' or committee meeting attended, together with the actual out-of-pocket costs relating to attendance at such meetings. The Directors of the Fund who are interested persons of the Fund or the Investment Adviser receive no remuneration from the Fund.

  d) Legal Fees: The Fund accrued legal fees of $22,943 during the year ended December 31, 1995, for the services of Rosenman & Colin, LLP, of which Robert
E. Smith, Director of the Fund, is a partner.

  e) Brokerage Commissions: During the year ended December 31, 1995, the Fund paid Watermark Securities, Inc. brokerage commissions of $124,269 in connection with portfolio transactions effected through them.

NOTE 4--CAPITAL STOCK AND REINVESTMENT PLAN

  At December 31, 1995, the Fund has one class of common stock, par value $.001 per share of which 500,000,000 shares are authorized and 75,052,657 shares are outstanding. During the years ended December 31, 1995 and 1994, 2,116,190 and 1,764,971 shares, respectively, were issued in accordance with the Fund's Distribution Reinvestment Plan (the "Plan").

  Pursuant to the Plan, all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by TSSG, unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or the nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. All distributions to investors who elect not to participate (or whose broker or nominee elects not to participate) in the Plan will be paid by check mailed directly to the record holder by or under the direction of TSSG, as the dividend paying agent.

  The Fund announced on January 2, 1996 a distribution of $0.07 per share (representing long-term capital gains and net investment income) to shareholders of record December 29, 1995. This distribution has an ex-dividend date of January 4, 1996, payable January 10, 1996.

NOTE 5--FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout each year:

                                        YEAR ENDED DECEMBER 31,
                              -------------------------------------------------
                                1995      1994       1993      1992      1991
                              --------  --------   --------  --------  --------
PER SHARE DATA
Net asset value, beginning
 of year....................  $   8.11  $   9.11   $   9.06  $   9.79  $   9.02
                              --------  --------   --------  --------  --------
INCOME FROM INVESTMENT OPER-
 ATIONS
Net investment income.......      0.39      0.29       0.26      0.32      0.44
Net realized and unrealized
 gains (losses) on invest-
 ments......................      0.97     (0.43)      0.75     (0.09)     1.29
                              --------  --------   --------  --------  --------
Total from investment opera-
 tions......................      1.36     (0.14)      1.01      0.23      1.73
                              --------  --------   --------  --------  --------
Less Dividends and Distribu-
 tions:
Dividends from net invest-
 ment income................     (0.39)    (0.29)     (0.26)    (0.32)    (0.43)
Distributions from capital
 paid-in....................       --      (0.57)       --      (0.34)      --
Distributions from net real-
 ized gains on investments..     (0.45)      --       (0.70)    (0.30)    (0.53)
                              --------  --------   --------  --------  --------
Total Dividends and Distri-
 butions....................     (0.84)    (0.86)     (0.96)    (0.96)    (0.96)
                              --------  --------   --------  --------  --------
  Net Asset Value, end of
   year.....................  $   8.63  $   8.11   $   9.11  $   9.06  $   9.79
                              --------  --------   --------  --------  --------
  Market value, end of
   year*....................  $  8.625  $   8.00   $  10.75  $  10.00  $ 10.625
                              --------  --------   --------  --------  --------
Total investment return.....     19.19%   (17.08)%    18.37%     2.60%    37.90%
                              --------  --------   --------  --------  --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 thousands).................  $647,523  $591,659   $648,516  $624,097  $648,118
Ratio of expenses to average
 net assets.................      1.10%     1.12%      1.11%     1.13%     1.11%
Ratio of net investment in-
 come to average net assets.      4.59%     3.35%      2.85%     3.43%     4.74%
Portfolio turnover rate.....     179.8%    281.0%     293.0%    123.2%    148.6%

--------
* Closing Price--New York Stock Exchange.

NOTE 6--SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

  Shown in thousands of dollars and per common share:

                                                                      NET INCREASE
                                                    NET REALIZED       (DECREASE)
                            TOTAL         NET      AND UNREALIZED     IN NET ASSETS
                          INVESTMENT   INVESTMENT  GAIN (LOSS) ON    RESULTING FROM
                            INCOME       INCOME      INVESTMENTS       OPERATIONS
                         ------------ ------------ ----------------- -----------------
1995--Quarter Ended
  12/31/95.............. $8,754 $0.12 $7,194 $0.10 $ 17,834  $ 0.24  $ 25,028  $ 0.34
  09/30/95..............  8,480  0.11  6,642  0.09   10,517    0.14    17,159    0.23
  06/30/95..............  8,895  0.12  7,063  0.10   28,784    0.39    35,847    0.49
  03/31/95..............  9,084  0.12  7,506  0.10   14,780    0.20    22,286    0.30
1994--Quarter Ended
  12/31/94..............  8,182  0.11  6,397  0.09   (1,810)  (0.03)    4,587    0.06
  09/30/94..............  7,312  0.10  5,637  0.08      131    0.00     5,768    0.08
  06/30/94..............  6,504  0.09  4,823  0.07  (12,950)  (0.17)   (8,127)  (0.10)
  03/31/94..............  5,395  0.08  3,651  0.05  (16,560)  (0.23)  (12,909)  (0.18)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Zweig Total Return Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of The Zweig Total Return Fund, Inc., including the statement of net assets, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

New York, New York
February 1, 1996

                       THE ZWEIG TOTAL RETURN FUND, INC.
                               YEAR-END RESULTS
                                  (UNAUDITED)

                             TOTAL RETURN
                                ON NET      NET ASSET      NYSE        PREMIUM
                             ASSET VALUE      VALUE     SHARE PRICE   (DISCOUNT)
                             ------------   ---------   -----------   ----------
Year Ended 12/31/95              17.7%        $8.63       $ 8.625        (0.1)%
Year Ended 12/31/94              (1.9)         8.11         8.00         (1.4)
Year Ended 12/31/93              10.7          9.11        10.75         18.0
Year Ended 12/31/92               2.1          9.06        10.00         10.4
Year Ended 12/31/91              20.1          9.79        10.625         8.5
Year Ended 12/31/90               4.2          9.02         8.625        (4.4)
Year Ended 12/31/89              14.9          9.59         9.75          1.7
Inception 9/30/88-12/31/88        1.1          9.24         9.125        (1.2)

-------------------------------------------------------------------------------
KEY INFORMATION

1-800-331-1710  THE SHAREHOLDER SERVICES GROUP INC.:
                For questions regarding shareholder accounts
                P.O. Box 1376
                Boston, MA 02104

(212) 486-3122  THE ZWEIG TOTAL RETURN FUND HOT LINE:
                For updates on net asset value, share price, major industry groups and other key information

1-800-272-2700  ZWEIG SHAREHOLDER RELATIONS:
                For general information and literature

          REINVESTMENT PLAN
   Many of you have questions about
 the reinvestment plan. We urge
 shareholders who want to take
 advantage of this plan and whose
 shares are held in "Street Name"
 to consult your broker as soon as
 possible to determine if you must
 change registration into your own
 name to participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President
Jeffrey Lazar
Vice President and Treasurer
Stuart B. Panish
Vice President and Secretary
Edward S. Babbitt, Jr.
Director
Charles H. Brunie
Director
Elliot S. Jaffe
Director
James B. Rogers, Jr.
Director
Anthony M. Santomero, Ph.D.
Director
Robert E. Smith
Director

INVESTMENT ADVISER
Zweig Total Return Advisors, Inc.
900 Third Avenue
New York, New York 10022

FUND ADMINISTRATOR
Zweig/Glaser Advisers
5 Hanover Square
New York, New York 10004

CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02109

TRANSFER AGENT
The Shareholder Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

LEGAL COUNSEL
Rosenman & Colin LLP
575 Madison Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019
--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.



               [LOGO OF THE ZWEIG TOTAL RETURN
                 FUND, INC. APPEARS HERE]



        ANNUAL REPORT

----------------------------

     DECEMBER 31, 1995